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                                                                   EXHIBIT 10.27


      RESTATED NONQUALIFIED  STOCK  OPTION  AGREEMENT [MANAGEMENT-VESTED]

This RESTATED NONQUALIFIED STOCK OPTION AGREEMENT (the "Agreement") is made effective as of the 11th day of November, 1996, between RENTX INDUSTRIES, INC., a Delaware corporation (the "Company"), and Arnold A. Bernstein (the "Optionee"). In consideration of the mutual promises set forth in this Agreement, we agree as follows:

1. OPTION GRANT. Pursuant to the letter agreement dated November 11, 1996 between the Company and the Optionee (the "Letter Agreement") and subject to the terms and conditions of this Agreement (including, without limitation those relating to "community property" and related matters set forth in Section 17), the Company grants to the Optionee the right and option (the "Option") to purchase an aggregate of 38,462 shares (the "Optioned Shares") of its nonvoting Class B Common Stock (the "Stock") pursuant to the terms set forth below; provided, however, that if, pursuant to the Company's certificate of incorporation, as amended, each share of the Company's issued and outstanding Class B Common Stock is reclassified and changed into one share of Class A Common Stock and the outstanding rights to receive Class B Common Stock from the Company become outstanding rights to acquire Class A Common Stock on a share-for share-basis, then the term "Stock" shall also refer to such shares of Class A Common Stock). This Option grant is made as a matter of separate agreement and not in lieu of regular salary. The date on which this Option was granted was November 11, 1996 (the "Grant Date"). On January 30, 1997, the Company's Certificate of Incorporation was amended to increase the authorized number of shares of nonvoting Class B Common Stock from 12,350 shares to 192,308 shares. The Option and the number of Optioned Shares set forth in this Agreement have been restated to reflect such amendment to the Company's Certificate of Incorporation. As a result, the Optioned Shares represent shares of the authorized nonvoting Class B Common Stock of the Company as it exists following such amendment.

2. STOCK OPTION PRICE. The purchase price of the Optioned Shares is $0.15 per share (the "Stock Option Price").

3. VESTING; TIME OF EXERCISE. The Optionee's right to exercise the Option and acquire 100% of the Optioned Shares is fully vested as of the Grant Date. Subject to the provisions of Sections 13, 14 and 16, the Option may be exercised at any time or times prior to 5:00 p.m., Colorado time, on November 11, 2006.

4. MANNER OF EXERCISE. The Option is exercisable by written notice to the Company, signed by the Optionee. Such notice must set forth: [a] the election to exercise the Option and accept the Company's offer, [b] the number of Optioned Shares to which such exercise relates, and [c] a date at least three, but no more than five, days after the giving of such notice on which payment of the Stock Option Price will be made. Such notice must either be actually delivered to the Company or sent by certified mail to the Company at 1522 Blake Street, Denver, Colorado, 80202, Attn: Craig J. Zoellner, Vice President (or at such other address as the Company may direct). Upon exercise of the Option by giving written notice to the Company, the Optionee will be personally liable to acquire the Optioned Shares as stated in such notice.

5. CLOSING ON SHARE ISSUANCE. On the date specified in the written notice of exercise (the "Closing Date"), the Optionee will deliver to the Company [a] the Stock Option Price for all
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Optioned Shares being acquired pursuant to the Option, [b] the Optionee's signed investment letter in the form of the attached Exhibit A (or in such form as the Board of Directors of the Company (the "Board") may from time to time subsequently determine), [c] the Optionee's signed Class B Common Stock Voting Trust Agreement in the form of the attached Exhibit B (or in such form as the Board may from time to time subsequently determine) and [d], upon issuance by the Company, the stock certificate representing the Optioned Shares, duly endorsed for transfer to the trustee under the Class B Common Stock Voting Trust Agreement (in return for which the Optionee shall receive a Voting Trust Certificate representing the Optioned Shares). All of the provisions of this Agreement, including, without limitation, Sections 7 through 18, will apply to each Voting Trust Certificate issued under the Class B Common Stock Voting Trust Agreement in respect of any Shares (as defined below). Payment will be made in cash, either by personal check which clears in the ordinary course, by bank cashier's check or by certified check (in all cases, in immediately available funds). Any other method of payment may be made only if acceptable to the Board, in its discretion. Notwithstanding the above, the Company shall not be obligated to deliver any Optioned Shares unless and until, in the opinion of the Company's counsel, there has been compliance with all applicable federal and state laws and regulations and only when all other legal matters in connection with the issuance and delivery of such Optioned Shares have been approved by the Company's counsel. The Company shall use its best efforts to effect any such compliance, and the Optionee shall take any such action reasonably requested by the Company; provided, however, that in no event shall the Company be required to file a registration statement under the Securities Act of 1933 or any state securities law to satisfy its obligation to use its best efforts to effect such compliance. The Optionee shall have the rights of a shareholder of the Company only as to shares actually acquired by and issued to the Optionee under this Agreement.

6. NONASSIGNABLE OPTION. Neither the Option nor any other rights acquired by the Optionee under this Agreement are assignable or transferable by the Optionee. Any sale, assignment, transfer, pledge or other disposition of any Option contrary to the provisions of this Agreement, and any levy of any attachment or similar process upon any Option, will be null and void. Upon the occurrence of such an event, the Board may, in its discretion, terminate the Option. The Option may be exercised only during the Employee's lifetime, except as otherwise specifically provided in Section 13.

7.  SHARE TRANSFER RESTRICTION.  Except for Permitted Transfers (as defined in
Section 8) and unless a Release Event (as defined below) has occurred, none of the Optioned Shares, any shares of capital stock of the Company issued in respect of the Optioned Shares upon any stock split, stock dividend, recapitalization, combination of shares, exchange of shares, change in corporate structure or otherwise, nor any right, title or interest therein, whether represented by the Voting Trust Certificate or otherwise (the Optioned Shares, all such other shares, and all right, title and interest therein being referred to collectively as the "Shares"), may be sold, assigned, transferred, pledged, or otherwise disposed of or encumbered, voluntarily or involuntarily, by act of the Optionee or the Optionee's Permitted Transferee or by operation of law, including, without limitation, by bequest or the laws of descent and distribution (any of such events being referred to as a "Transfer"), without the Company's prior written consent and upon such terms and conditions as the Company may determine. Any attempted transfer of any Shares contrary to the preceding sentence will be null and void. Nevertheless, the restriction on transfer of the Shares set forth in this Section 7 will terminate and be of no further force and effect upon the occurrence of any of the following events (each of which is





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referred to as a "Release Event"):  [a] the closing of any Qualified Public
Offering (as defined below), [b] the closing of the sale by the Company of all or substantially all of its assets (other than to any entity of which the majority of the voting power of the ownership interests therein is held, immediately prior to or immediately after such sale, by the persons who immediately prior to such transaction hold a majority of the voting power of the ownership interests in the Company) (a "Non-Affiliate Asset Sale"), or [c] the closing of the sale of the Company substantially in its entirety by [i] merger or consolidation (other than with an entity of which the majority of the voting power of the ownership interests therein is held, immediately prior to or immediately after such transaction, by the persons who immediately prior to such transaction hold a majority of the voting power of the ownership interests in the Company) (a "Non- Affiliate Merger") or [ii] the sale by the stockholders of the Company of all of the outstanding capital stock (other than to any entity of which the majority of the voting power of the ownership interests therein is held, immediately prior to or immediately after such sale, by the persons who immediately prior to such transaction hold a majority of the voting power of the ownership interests in the Company) (a "Non-Affiliate Stock Sale") (or by any combination of the foregoing).

         For purposes of this Agreement: [a] "Qualified Public Offering" means the sale in an underwritten public offering or a series of public offerings, registered under the Securities Act of 1933, as amended (the "Securities Act"), of Common Stock, which results in public ownership of not less than 25% of the Fully Diluted Common Stock of the Company, which shares of Common Stock are listed upon the New York Stock Exchange, the American Stock Exchange or are approved for quotation on the NASDAQ National Market and which offerings shall have resulted in the receipt by the Company of aggregate cash proceeds (after deduction of underwriting discounts and the costs associated with the offerings) of at least $8 million and with the average price in such offering or offerings reflecting a valuation of the Fully Diluted Common Stock (excluding shares being issued in the offering or offerings) aggregating at least $30 million; [b] "Common Stock" means the Class A Common Stock and the Class B Common Stock of the Company; [c] "Common Stock Equivalents" means (without duplication with any other Common Stock or Common Stock Equivalents) rights, warrants, options (including, without limitation, employee stock options), convertible securities or indebtedness, exchangeable securities or indebtedness, or other rights, exercisable for or convertible or exchangeable into, directly or indirectly, Common Stock and securities convertible or exchangeable into Common Stock, whether at the time of issuance or upon the passage of time or the occurrence of some future event, including (without limitation) the Series A Preferred Stock and the Series B Preferred Stock of the Company; and [d] "Fully Diluted Common Stock" means, at any time, the then outstanding Common Stock of the Company plus (without duplication) all shares of Common Stock issuable, whether at such time or upon the passage of time or the occurrence of future events, upon the exercise, conversion or exchange of all then outstanding Common Stock Equivalents.

8. PERMITTED TRANSFEREES. Any Optionee may transfer the Shares held by the Optionee to the Optionee's spouse or children, to any other shareholder of the Company, or to any employee of the Company or a Subsidiary of the Company, by gift, by bequest, by the laws of descent and distribution, or by operation of law in the case where the Optionee and the Optionee's Permitted Transferee (as defined below) hold Shares as joint tenants with right of survivorship; provided, however, that in all of the foregoing cases (each of which is referred to as a "Permitted Transfer") the Optionee must first give notice to the Company of such





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Transfer and the transferee (the "Permitted Transferee") first must agree in writing to be a party to and bound by the terms and conditions of this Agreement (including by execution of the signature page to this Agreement) and an original of such writing must be delivered to the Company. Each Permitted Transferee acknowledges and agrees that, upon acceptance of Shares from the Optionee, the following provisions will apply: [a] the transfer restrictions and other obligations applicable to the Optionee under this Agreement, as well as the agreements and obligations of the Optionee under the Class B Common Stock Voting Trust Agreement referred to in Section 5[c] will apply to and be assumed by such Permitted Transferee with respect to the Shares owned by the Permitted Transferee, and [b] if, as a result of the operation of Section 9, the Optionee is (or would be) required by this Agreement to sell any Shares held by such Optionee the Permitted Transferee agrees to sell the Shares in the same manner and under the same terms as are applicable to the Optionee.

9. REPURCHASE RIGHT. If the Optionee's employment with the Company or any Subsidiary is terminated for any or no reason (whether by voluntary or involuntary act of the Optionee, the Company or any Subsidiary, including retirement, firing, death or disability) before or after a Release Event, the Company will have the right, but not the obligation, to purchase from the Optionee and each Permitted Transferee all or any part of the Shares and all or any part of the Optionee's right to acquire Optioned Shares (the Optionee's right to acquire Optioned Shares, which is fully vested as of the date hereof, is also referred to as the "Vested Options"), and the Optionee and each Permitted Transferee must sell to the Company, if the Company exercises such option, all of the Shares the Company desires to purchase and all of the Vested Options the Company desires to purchase. The purchase price will be determined under Section 10, and the closing will occur as provided in Section 11.

10.  PURCHASE PRICE.      [a]  The purchase price per share payable by the
Company for the Shares will be fixed as of the effective date of termination of the Optionee's employment with the Company or any Subsidiary (the "Termination Date") at an amount equal to the fair market value thereof (the "Per Share Purchase Price") determined as set forth in Section 11[b]. The purchase price per Vested Option payable by the Company for the Vested Options will be the Per Share Purchase Price minus the Stock Option Price for the Optioned Share underlying such Vested Option.

                          [b]     If, at the time the Company's repurchase
right under Section 10 becomes operative, the Shares are registered under the Securities Act of 1934, as amended (meaning the Shares are "publicly traded"), then the Per Share Purchase Price payable by the Company for the Shares will be fixed as of the Termination Date at a per Share price equal to the arithmetic mean of the market prices of the class of stock of which the Shares are a part (the "Stock") for the 20 trading days preceding the Termination Date. For this purpose, the market price of the Stock on each such day shall be [i] the closing price of the Stock on the principal national securities exchange on which it is then traded, or [ii] if the Stock is not then traded on a national securities exchange, the closing price of the Stock reported by the National Association of Securities Dealers, Inc. National Market System or Automated Quotation System or its successors ("NASDAQ"), or [iii] if the closing price of the Stock is not then reported by NASDAQ, the mean of the bid and asked prices of the Stock reported by NASDAQ, or [iv], if bid and asked prices for the Stock are not then reported by NASDAQ, the mean of the bid and asked prices of the Stock reported by the National Quotation Bureau, Inc. or its successor.





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If, at the time the Company's repurchase right under Section 10 becomes operative, the Shares are not registered under the Securities Exchange Act of 1934, as amended, then the Per Share Purchase Price payable by the Company for the Shares will be fixed as of the Termination Date and determined in good faith by the Board of Directors using any reasonable valuation method, with the Board's objective being to set the price at the price at which a Share would change hands between a willing buyer and a willing seller, neither being under any compulsion to buy or to sell and both having reasonable knowledge of relevant facts including rights and restrictions on the Shares or the class of stock of which they are a part.

11. CLOSING OF REPURCHASE. The closing of any purchase of Shares and/or Vested Options by the Company under this Agreement will occur at a meeting of the Company and the Optionee and/or the Permitted Assigns, as appropriate, on a date selected by the Company and noticed to the Optionee and/or the Permitted Assigns, as appropriate, which will be not later than the 120th day following the Termination Date at 10:00 a.m. Colorado time at the Company's office in Denver, Colorado (unless otherwise agreed by the Company and the Optionee and/or the Permitted Transferees, as appropriate). At the meeting, the Company will make payment for the Shares and/or Vested Options and the Optionee and/or the Permitted Transferees, as appropriate, will deliver certificates representing the Shares, duly endorsed for transfer. If the Shares so purchased by the Company are then subject to the Class B Common Stock Voting Trust Agreement, the Trustee thereunder is authorized and directed to deliver to the Company stock certificates representing such Shares, against receipt of payment therefor, and to deliver such payment to the Optionee upon delivery by the Optionee to the Company of the Voting Trust Certificate representing such Shares. Payment for the Shares and/or Vested Options will be made in cash or by the Company's check or checks which clear in the ordinary course. All notices under this Section to the Optionee or the Permitted Transferees, as appropriate, will be in writing and will be deemed to have been duly given when delivered in person (by express courier or otherwise), by telecopier or three days after being deposited in the United States mail, certified mail, return receipt requested, first class postage prepaid, to the Optionee or the Permitted Transferees, as appropriate, at 1271 Lafayette, Denver, CO 80218, or to such other address as the Optionee or the Permitted Transferees, as appropriate, will have specified by notice in writing to the Company.

12. STOCK LEGEND. Except to the extent that the Board determines to add or revise the restrictive legend, all stock and voting trust certificates evidencing Shares will be legended as follows by the Company:

         The shares represented by this certificate are subject to, and are transferrable only on compliance with, a Nonqualified Stock Option Agreement dated as of November 11, 1996 between RentX Industries, Inc. and the shareholder named on the face of this certificate, a copy of which is on file with, and may be obtained from, RentX Industries, Inc.

13. EMPLOYMENT TERMINATION. If the Optionee's employment with the Company or any Subsidiary is terminated for any or no reason (whether by voluntary or involuntary act of the Optionee, the Company or any Subsidiary, including retirement, firing, death or disability), the Option will terminate and be of no further force or effect; provided, however, that the Option





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shall remain exercisable for 60 days from such termination of employment; and, provided, further, that in the event the Option is exercised within such 60-day period, the Optionee and the Optionee's heirs, legal representatives and any other person entitled to exercise the Option in the Optionee's stead shall, if and to the extent the Company exercises its rights under Section 9, immediately sell Shares and Vested Options to the Company in accordance with Section 9.

14. ACCELERATION OF EXPIRATION OF OPTION PERIOD. Notwithstanding anything to the contrary contained in this Agreement, in the event [a] that the Company proposes to engage in a Non-Affiliate Asset Sale, [b] that it is proposed that the Company be sold substantially in its entirety by a Non-Affiliate Merger or by a Non-Affiliate Stock Sale (or any combination of the events described in this [b]), or [c] that any transaction is proposed that would result in a change in the majority ownership of the Company (whether as a result of the sale of outstanding stock or the issuance of new stock, other than in a public offering registered under the Securities Act) (each of [a], [b] and [c] being referred to herein as an "Acceleration Event"), the Company may, at its option, notify the Optionee of such proposed Acceleration Event and require the Optionee to elect, within 5 days after such notice, to either exercise the Option or allow it to expire upon the closing of the Acceleration Event. If the Optionee does not elect to exercise any portion of the Option within that 5-day period, the unexercised portion of the Option shall automatically expire upon such closing. If the Optionee elects to exercise the Option within that 5-day period, in whole or in part, the Optionee shall deliver to the Company all funds and documents required by such notice or this Agreement to exercise such Option and the Company shall hold such funds and documents and the certificate representing the shares issuable upon such exercise until such closing and shall then deposit and collect the payment and forward the certificate (or such other securities or property as the Optionee may have become entitled to as a result of owning such shares on the closing) to the Optionee (or, in the case of an Acceleration Event which involves the acquisition or conversion of the outstanding capital stock of the Company, to the acquiror of such stock). If the Acceleration Event is not consummated for any reason, then [a] such exercise shall be of no force or effect, [b] the unexercised portion of the Option shall not expire and [c] the Company shall return to the Optionee such funds and documents delivered to it by the Optionee in connection with such exercise and shall cancel the related certificate. The notice originally given to the Optionee of a proposed Acceleration Event shall describe the proposal generally. No subsequent change in the proposal shall require a new notice or extend or revive the 5-day exercise period.

15. SHAREHOLDER/EMPLOYEE RIGHTS. The Optionee will have the rights of a shareholder with respect to any Shares subject to the Option only after such Shares are issued to such person following exercise of the Option. Nothing in this Agreement confers on the Optionee any right to continue in the employ of the Company or any Subsidiary or interferes in any way with the right of the Company or any Subsidiary at any time to terminate or modify the terms or conditions of the Optionee's employment.

16. COMMUNITY PROPERTY MATTERS. If the Optionee, on or after the Grant Date, resides in a state or other jurisdiction the laws of which determine the interests of spouses in property on a "community property" or similar basis, the grant of the Option and the Optionee's rights hereunder shall not be effective unless and until the Optionee's spouse executes and delivers a counterpart to the signature page hereto to the Company. The Optionee's spouse shall be





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bound by the terms and conditions of this Agreement, including, without limitation, those set forth in Sections 5 through 17.

17.  TAX MATTERS.

[a] Tax Status. The Option granted under this Agreement is for nonqualified stock options (that is, options that do not qualify as incentive stock options under the Internal Revenue Code of 1986, as amended (the "Code"). The Optionee is urged to consult with his or her own tax advisors with respect to the federal and state income taxation of the grant, exercise and disposition of stock pursuant to the Option.

[b] Section 83(b) Election. Whenever property is transferred to a taxpayer in connection with performance of services, and such property is subject to a substantial risk of forfeiture (as that term is defined under Section 83 of the Code and applicable Treasury Regulations), the taxpayer may elect under Section 83(b) of the Code to include in gross income (as compensation) the excess, if any, of the fair market value of such property over the purchase price. If this Section 83(b) election is made, no compensation income is subsequently recognized when the risk of forfeiture lapses. If the Optionee makes a Section 83(b) election he or she shall give timely notice to the Company of the statement required by the Treasury Regulations under Section 83 of the Code.

[c] Withholding. Whenever compensation income is recognized by the Optionee with respect to the Option, the Company may require (as a condition of Option exercise) the Optionee to make a withholding tax payment to the Company. The amount of such payment shall equal the amount of federal and state income tax that the Company or any Subsidiary is required to withhold with respect to the issuance of such stock. To the extent the required withholding tax payment is not timely made by the Optionee, the Company or any Subsidiary may either withhold such payment from the Optionee's cash compensation or make such other arrangements as the Board determines.

[d] Interpretation. This Agreement, as well as all questions arising thereunder, shall be interpreted and answered in the manner consistent with the Code and applicable Treasury Regulations relating to nonqualified stock options.

18.  GENERAL PROVISIONS.

[a] Capital Changes. The number of shares and purchase price of the Optioned Shares subject to the Option shall not change in the event of any change to the shares of Stock or to any other class or series of capital stock of the Company or any rights related thereto, whether by reason of recapitalization, change in conversion rates, stock dividend, stock split, combination of shares, exchange of shares, change in corporate structure or otherwise, except that appropriate adjustments shall be made by the Board in the number of shares and purchase price of the Optioned Shares subject to the Option [i] prior to the first Qualified Public Offering for any stock dividend, stock split or similar transaction, as determined by the Board, declared or made with respect to all shares of capital stock of the Company prior to, but in connection with, such Qualified Public Offering, as determined by the Board, and [ii] after the first Qualified Public





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         Offering for any stock dividend, stock split or similar transaction, as determined by the Board. If any of the foregoing adjustments shall result in a fractional share, the fraction shall be disregarded, and the Company shall have no obligation to make any cash or other payment with respect to such a fractional share.

[b] Leave of Absence. For purposes of this Agreement, employment of the Optionee shall be treated as continuing intact while such person is on sick leave, military leave or other bona fide leave of absence if the period of such leave does not exceed ninety days. If such person's leave exceeds ninety days, employment shall be treated as terminated for purposes of this Agreement on the ninety-first day of such leave unless such person's right of continued employment is guaranteed either by statute or contract.

[c] Delivery. Delivery of any notice or document shall occur upon actual delivery to the recipient (including receipt of telecopy or facsimile transmission), and shall be deemed delivered the third day following mailing by U.S. certified mail, postage prepaid, return receipt requested, addressed to the recipient's then current mailing address. Any corporate officer or other authorized agent may receipt for any notice or document on behalf of the Company.

[d] Remedies. Each of the parties to this Agreement will be entitled to enforce its rights under this Agreement specifically, to recover damages by reason of any breach of the provisions of this Agreement and to exercise all other rights existing in its favor. The parties hereto agree and acknowledge that money damages would not be an adequate remedy for any breach of the provisions of this Agreement by the Optionee or any Permitted Transferee, and the Company may in its sole discretion apply to any court of law or equity of competent jurisdiction for specific performance and/or injunctive relief in order to enforce or prevent any such breach of this Agreement, including, without limitation, a breach of any provisions of the transfer restriction contained in Section 7.

[e] Actions of Board. Any determination by the Board as to any question with respect to this Agreement will be final and binding on the Optionee. All actions taken and all interpretations and determinations made by the Board in good faith shall be final and binding upon the Optionee, the Company and all other interested persons. In addition to any other rights of indemnification, each Board member shall be indemnified by the Company against reasonable expenses (including attorneys' fees) actually and necessarily incurred in connection with the defense of any action, suit or proceeding (or in connection with any appeal) to which such person may be a party by reason of an action taken, or any failure to act, in connection with this Agreement and the Stock Option granted under it. This indemnification shall further extend to all amounts paid by any Board member either in a settlement approved by independent legal counsel selected by the Board or pursuant to a judgment in any such action, suit or proceeding, provided that the Board member acted in good faith and in a manner he or she reasonably believed to be in the best interests of the Company. Any action taken by the Board under this Agreement may be made without notice or meeting of the Board in a writing signed by all members of the Board.





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[f]      Subsidiary.  Any reference to a Subsidiary means any corporation in which the Company owns at least 80% of the total voting power and value of its stock.

[g] Amendment. This Agreement may be amended only by a written instrument signed by both parties.

[h] Binding Effect. This Agreement is binding upon, and inures to the benefit of, the parties and their respective heirs, legal representatives and permitted successors and assigns.

[i] Entire Agreement. This Agreement contains the entire agreement between the parties with respect to its subject matter, and it supersedes all prior written and oral agreements, including, without limitation, the Letter Agreement.

[j] No Waiver. No waiver of any default under this Agreement will be considered valid unless in writing, and no such waiver will be deemed a waiver of any subsequent default of the same or similar nature.

[k] Indemnification. Each party hereby indemnifies and agrees to hold harmless the other from any liability, cost or expense arising from or related to any act or failure to act of such party which is in violation of this Agreement.

[l] Counsel. Each party has had the opportunity to obtain separate counsel of choice. The Company expressly disclaims that it is giving any tax advice to the Optionee with respect to the grant or exercise of the Option or to any disposition of the Optioned Shares or any Shares. The Optionee acknowledges and accepts this disclaimer.

[m] Originals. This Agreement is signed in two original documents, one to be delivered to each party.

[n] Governing Law. This Agreement will be construed and enforced in accordance with the laws of the State of Colorado.

[o] 30-Day Requirement. This Agreement will automatically terminate if the Optionee fails to deliver an original of this Agreement to the Company within thirty days after it has been delivered to the Optionee (unless the Board otherwise determines).





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         The Company and the Optionee have signed this Agreement effective as of the date first above written, notwithstanding the actual date of signing.

                                         RENTX INDUSTRIES, INC.

                                         By:
----------------------------------           -----------------------------
          Date                           Title:
                                               ---------------------------


                                         OPTIONEE:


---------------------------------        ---------------------------------
          Date


---------------------------------        ---------------------------------
          Date                           Signature of Optionee's spouse
                                         (if Section 17 is applicable)


---------------------------------        ---------------------------------
          Date                           Signature of Permitted Transferee
                                         (pursuant to Section 8)

                                                                       EXHIBIT A

                               INVESTMENT LETTER
                                  [MANAGEMENT]





RentX Industries, Inc.



Gentlemen:

         I am an Optionee under a Restated Nonqualified Stock Option Agreement dated ____________________ (the "Agreement") between me and RentX Industries, Inc. I understand that RentX and its directors and officers are relying upon the accuracy and completeness hereof in complying with their obligations under applicable securities laws in connection with the offer, sale and issuance to me of RentX nonvoting Class B Common Stock, $.01 par value (the "Stock"). Accordingly, I represent and warrant to and agree with RentX that:

         1. I have either (please initial alternative (a) or (b) as appropriate; if alternatives (a) and (b) are both appropriate, please initial both and take the time to provide the information requested below as to both alternatives so as to assist RentX in establishing exemptions from the registration requirements of applicable securities laws):

         _____   (a)       a preexisting personal or business relationship with
RentX or any of its directors, officers or controlling persons; or

         _____   (b)      such business or financial experience either alone or
with my professional advisor(s) (see definitions below) who is/are not affiliated with (see definitions below) or compensated by RentX or any affiliate (see definitions below) of RentX, directly or indirectly, so as to have the capacity to protect my own interests in connection with my acquisition of the Stock.

         For purposes of alternative (a) above, the term "preexisting personal or business relationship" includes any relationship consisting of personal or business contacts of a nature and duration such as would enable a reasonably prudent purchaser to be aware of the character, business acumen and general business and financial circumstances of the person with whom such relationship exists. If I initialled alternative (a) above, I represent that my preexisting personal or business relationship with RentX or any of its directors, officers or controlling persons is as

RentX Industries, Inc.
Page 2


follows (please describe relationship in reasonable detail, including relationship, if any, existing outside of the employer-employee relationship):

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
         If I have initialled alternative (b) above, I represent that (please initial alternative (i) or (ii), as appropriate, and provide the requested information):

         _____   (i)      I, without my professional advisor(s), possess the
requisite business or financial experience so as to have the capacity to protect my own interests in connection with my acquisition of the Stock based upon any or all of the following:

                          (A)     My educational background, which is as
follows (please set forth names of colleges or universities attended, dates of attendance, fields of study and degrees received, as well as any other pertinent related information):
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                          (B)     My training and experience in business or
financial matters, which is as follows (set forth employment history during at least the past five years, including employer, title, principal responsibilities and years of service, as well as any other pertinent related information):
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                          (C)     My experience in other securities
investments, which is as follows (set forth pertinent information):
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

RentX Industries, Inc.
Page 3

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

         _____   (ii)     I, with my professional advisor(s) identified below,
possess the requisite business or financial experience so as to have the capacity to protect my interests in connection with my acquisition of the Stock. The professional advisor(s) (see definitions below) not affiliated with (see definitions below) or compensated by RentX or any affiliate (see definitions below) of RentX, directly or indirectly, whose services I have used in evaluating the merits and risks involved in my acquisition of the Stock is/are as follows, each of whom I hereby designate as my professional advisor (set forth the name and address of such professional advisor(s) and describe, based on the definition of "professional advisor" set forth below, how each falls within such definition):

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

I understand that RentX may require my professional advisor(s) to provide it with information regarding such advisor(s).

         The following definitions apply to this paragraph 1:

                 (a) The term "professional advisor" means a person who, as a regular part of such person's business, is customarily relied upon by others for investment recommendations or decisions, and who is customarily compensated for such services, either specifically or by way of compensation for related professional services, and attorneys and certified public accountants. The term includes but is not limited to, persons licensed or registered as broker-dealers, agents, investment advisers, banks and savings and loan associations.

                 (b) The term "affiliate" when used with respect to an issuer of securities (in this case RentX) means a person controlling, controlled by or under common control with, such issuer. A person controls another person within the meaning of this definition through the possession, direct or indirect, of the power to direct or cause the direction of the management, policies or actions of such other person.

                 (c) The relationships which will render a person not "unaffiliated" include (1) a present or intended relationship of employment, either as an employee, employer, independent contractor or principal, (2) any relationship within the definition of the term

RentX Industries, Inc.
Page 4


"affiliate" or as an officer or director of an affiliate, and (3) the beneficial ownership by the professional advisor of securities of the issuer (in this case RentX) or its affiliates or selling agent, except that the ownership of 1% or less of such securities shall not render a professional advisor not unaffiliated.

         2. I, and my professional advisor(s) (if applicable), have reviewed and read the information set forth on Appendix I hereto (the "Information"). I, and my professional advisor(s) (if applicable), understand and am/are familiar with the Information and understand the risks inherent in an investment in the Stock. I, and my professional advisor(s) (if applicable), have been given a reasonable opportunity to ask questions of and receive answers from RentX, and all persons acting on its behalf, concerning the terms and conditions of the Agreement, the Stock and the Voting Trust Agreement, RentX and other related matters and to obtain any additional information which RentX possesses or can acquire without unreasonable effort or expense that is necessary to verify the accuracy of the Information so provided. I, and my professional advisor(s) (if applicable), have availed myself/ourselves of such opportunity to the full extent desired. I, and my professional advisor(s) (if applicable), have relied upon the Information and independent investigation made by or for me in making a decision to exercise my option and acquire the Stock and have received no representations or warranties from RentX or any of its officers, directors, employees or agents which are in any way inconsistent with those contained in the Information.

         3. I understand (a) that the Stock has not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or under the securities laws of any state or other jurisdictions, (b) that the Stock is being offered, sold and issued in reliance upon the exemptions from the registration requirements of the Securities Act provided by Rule 701 promulgated thereunder and by exemptions from the registration requirements of applicable state securities laws, and (c) that neither the Stock nor any interest therein may be offered for sale, sold or otherwise transferred except pursuant to an effective registration statement under the Securities Act and all applicable securities laws or pursuant to an exemption from the registration requirements of the Securities Act and such laws, the availability of which must be established to the satisfaction of RentX. I also understand
(a) that neither the Stock nor any interest therein can be transferred except in accordance with the terms of, and in the limited manner described in, the Agreement, (b) that the Stock is subject to RentX's repurchase right as set forth in the Agreement, and (c) that the Stock is subject to the terms of the Voting Trust Agreement. I understand that RentX has no obligation or intention to register any of the Stock under the Securities Act or any state securities laws and that I must bear the economic risk of holding the Stock for an indefinite period of time. I understand that any certificate representing the Stock and the stock transfer records of RentX will be noted indicating the restrictions on transfer described above.

RentX Industries, Inc.
Page 5


         4. I am acquiring the Stock for investment for my own account, and with no view to distribute the Stock or any interest therein, in whole or in part and of record or beneficially, to any other person. I have no present intent, agreement, understanding or arrangement to subdivide, sell, assign or transfer all or any part of the Stock, or any interest therein, to any other person.

         5.      I am an employee of RentX or its
Subsidiary,___________________, holding the position of _____________________ .
I have adequate means for providing for my current needs and possible personal contingencies, I have no need for liquidity in my investment represented by the Stock, and can bear the economic risk of losing the entire investment represented by the Stock.

         6.      I am a resident of the State of _______________.

         7. I understand that the offer, sale and issuance of the Stock to me will be based upon my representations, warranties and agreements set forth herein. I agree to indemnify RentX and each of its officers, directors and shareholders for any loss, liability, damage, cost or expense (including reasonable attorneys' fees) which is or may be incurred by any of them in connection with the breach of any such representation, warranty or covenant by me.


                                           Signature:
                                                     --------------------------
                                           Print name:
                                                      -------------------------
                                           Date:
                                                -------------------------------


                                           SIGNATURE BLOCK FOR OPTIONEE'S
                                           SPOUSE, JOINT TENANT OR OTHER
                                        PERMITTED TRANSFEREE (PURSUANT TO THE
                                           AGREEMENT)


                                           Signature:
                                                     --------------------------
                                           Print name:
                                                      -------------------------
                                           Date:
                                                -------------------------------

                                                                       EXHIBIT B

                              CLASS B COMMON STOCK
                             VOTING TRUST AGREEMENT
                                  [MANAGEMENT]


         THIS CLASS B COMMON STOCK VOTING TRUST AGREEMENT (the "Agreement") is among RentX Industries, Inc., a Delaware corporation ("RentX"), Richard M. Tyler, RentX's Vice President and Secretary who is acting under this Agreement as the voting trustee (the "Trustee"), and the undersigned holder of RentX's nonvoting Class B Common Stock, $.01 par value (the "Class B Stock") ("Shareholder").

                                    Recitals

        A. Simultaneously with the Shareholder's execution and delivery of this Agreement the Shareholder is acquiring from RentX, pursuant to the exercise of a stock option under the Restated Nonqualified Stock Option Agreement between RentX and the Shareholder (the "Option Agreement"), the number of shares (the "Shares") of Class B Stock set forth below such Shareholder's name on the signature page hereto. The execution and delivery of this Agreement is a condition to the Shareholder's acquisition of the Shares.

         B. RentX's Certificate of Incorporation, as amended (the "Certificate of Incorporation"), provides, in the manner permitted by the Delaware General Corporation Law (the "Delaware Law"), that the Class B Stock is nonvoting capital stock of RentX. However, in limited situations, the Delaware Law may require the affirmative vote of the Class B Stock for approval of certain corporate actions. In order to facilitate RentX's ability to take all such corporate action, RentX, the Trustee and the Shareholder are entering into this Agreement.

                                   Agreement

         NOW, THEREFORE, in consideration of the premises, the mutual promises contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

         Section 1. Voting Trust Shares. The Shareholder's Shares shall initially be subject to the voting trust created by this Agreement, as shall any shares of RentX's capital stock issued in respect of the Shares upon any stock split, stock dividend, recapitalization, combination of shares, exchange of shares, change in corporate structure or otherwise (collectively, the "Voting Trust Shares").

         Section 2. Exchange of Voting Trust Shares for Voting Trust Certificates. Concurrently with the Shareholder's execution and delivery of this Agreement, RentX is delivering to the Trustee the certificate representing all the Voting Trust Shares initially made subject to this Agreement, registered in the name of the Trustee. The Trustee acknowledges its receipt of such stock certificates and agrees to hold the Voting Trust Shares subject to the provisions of this Agreement. Concurrently with the execution and delivery of this Agreement, the Trustee is executing and delivering to the Shareholder a Voting Trust Certificate in the form of attached Exhibit A, properly completed with respect to the Voting Trust Shares. The Shareholder acknowledges receipt of such Voting Trust Certificate. In the event the Shareholder shall, after the Shareholder's execution and delivery of this Agreement, become entitled to receive from RentX any additional Voting Trust Shares, RentX shall deliver to the Trustee share certificates representing such Voting Trust Shares registered in the name of the Trustee and the Trustee shall deliver to the Shareholder a Voting Trust Certificate properly completed with respect to such additional Voting Trust Shares.

         Section 3. Recordkeeping. The Trustee shall maintain a record of Voting Trust Certificates containing the name and address of the Shareholder and the number of Voting Trust Shares represented by each certificate during the term of this Agreement and for a period of one year thereafter. Such record shall be open to inspection and copying during normal business hours by holders of Voting Trust Certificates and representatives of RentX.

         Section 4. Issuance of New Certificates to Trustee. The Trustee shall surrender to the proper officer of RentX for cancellation the certificates delivered to the Trustee from time to time pursuant to Section 2, and shall request new certificates to be issued to it as Trustee under this Agreement. Such certificates and the RentX stock ledger shall state that they are issued pursuant to this Agreement. If at any time RentX capital stock ceases to be evidenced by share certificates, the issuance of stock to the Trustee under this Agreement shall be evidenced on the stock records of RentX with a notation that such shares are issued pursuant to this Agreement.

         Section 5. Voting and Other Rights Conferred. By executing and delivering this Agreement, the Shareholder confers upon the Trustee the exclusive right to exercise all voting rights pertaining to all the Voting Trust Shares at all times prior to the termination of this Agreement. Such voting rights may be exercised at any annual, regular or special meeting of the shareholders of RentX and by giving written consents whenever it may be desirable or convenient for shareholders of RentX to act by written consent rather than at a meeting and in all proceedings in which the vote or consent, written or otherwise, of the holders of Voting Trust Shares may be required or authorized by law. The Trustee shall vote the Voting Trust Shares in accordance with this Agreement and (a) in the same manner in which a majority of the outstanding shares of RentX capital stock entitled to vote which are not Voting Trust Shares vote with respect to matters on which RentX's outstanding Preferred Stock votes with RentX's outstanding Common Stock as a single class as provided in RentX's Certificate of Incorporation and (b) in the manner in which a majority of the outstanding shares of RentX capital stock which are not Voting Trust Shares deem appropriate on all other matters (all as determined on an as-converted basis pursuant to RentX's Certificate of Incorporation). By executing and delivering this Agreement, the Shareholder authorizes and directs the Trustee to deliver to RentX stock certificates representing all Voting Trust Shares purchased by RentX pursuant to the Option Agreement, against receipt of payment for such Voting Trust Shares as provided in Section 11 of the Option Agreement. The Trustee will deliver such payment to the Shareholder upon delivery pursuant to the Option Agreement by the Shareholder to RentX of the Voting Trust Certificate representing the purchased Voting Trust Shares. The Trustee is authorized and empowered to construe this Agreement and the Trustee's construction of the same, made in good faith, shall be final, conclusive, and binding upon all Shareholders and all other parties interested. The Trustee may, in the Trustee's discretion, consult with counsel to be selected and employed by the Trustee, and the reasonable fees and expenses of such counsel shall be an expense for which the Trustee is entitled to indemnity hereunder. The Trustee shall incur no liability for the manner in which the Trustee exercises or omits to exercise any of the voting rights conferred under this Agreement, except for willful violations of the specific provisions of this Agreement. Other than the rights specifically granted hereunder, the Trustee shall have no legal or beneficial interest in the Voting Trust Shares.

         Section 6. Indemnity, Etc. The Trustee shall be indemnified from and against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all expense whatsoever reasonably incurred in investigating, preparing or defending against any litigation or other proceeding, commenced or threatened, or any claims whatsoever) (the "Indemnified Claims") arising out of or based upon this Agreement, or the actions or failures to act of the Trustee hereunder, except to the extent such loss, liability, claim, damage or expense is caused by or results from the Trustee's gross negligence or willful misconduct (as determined by a final and unappealable order of a court of competent jurisdiction). The Shareholder agrees that such Shareholder will indemnify and hold harmless the Trustee from and against any Indemnified Claims resulting from claims asserted or litigation or other proceedings commenced or threatened by such Shareholder. In all other cases, RentX will indemnify and hold harmless the Trustee from and against any Indemnified Claims. The Shareholder's obligation hereunder shall survive the transfer of all or any portions of such Shareholder's Voting Trust Shares, the termination of the Voting Trust created herein, or the resignation or removal of the Trustee, as shall the obligation of RentX hereunder. The Trustee shall be entitled to the prompt reimbursement for the Trustee's out-of-pocket expenses (including reasonable attorneys' fees and expenses) incurred in investigating, preparing or defending against any litigation or other proceeding, commenced or threatened, arising out of or based upon this Agreement or the actions or failures to act of the Trustee hereunder, without regard to the outcome of such litigation or other proceeding; provided, however, that the Trustee shall be obligated to return any such reimbursement if the Trustee is subsequently determined by a final and unappealable order of a court of competent jurisdiction that the Trustee was grossly negligent or engaged in willful misconduct in the matter in question.

         Section 7. Dividends. If RentX pays or issues dividends or makes other distributions or payments of any kind on the Voting Trust Shares, the Trustee shall accept and receive such dividends, distributions or payments. Upon receipt, the Trustee shall pay the same to the Shareholder, less any taxes or other charges that the Trustee is required to pay or withhold.

         Section 8. Termination and Expiration. Unless extended by a written instrument executed by the parties to this Agreement in accordance with the Delaware General Corporation Law, this Agreement shall terminate on the first to occur of the following: (a) the date on which RentX successfully completes a Qualified Public Offering (as defined in the Option Agreement); (b) the date on which RentX closes a Non-Affiliate Asset Sale (as defined in the Option Agreement); or (c) the date on which a Non-Affiliate Merger or a Non-Affiliate Stock Sale (each as defined in the Option Agreement) closes. Upon the expiration of this Agreement, the Shareholder shall deliver to the Trustee all the then outstanding Voting Trust Certificates issued to the Shareholder under this Agreement. Upon receipt of such Voting Trust Certificates, the Trustee shall deliver to the Shareholder the certificates representing all of such Shareholder's Voting Trust Shares then held in the name of the Trustee under this Agreement, properly endorsed or accompanied by stock powers properly completed for transfer to the Shareholder upon the stock ownership records of RentX.

         Section 9. Trustee Ownership. Nothing contained herein shall prevent the Trustee, in the Trustee's individual capacity, from owning shares of any class of RentX capital stock or from exercising any rights incident to such ownership.

         Section 10. Notices. Any notice or other communication with respect to this Agreement shall be in writing and shall be delivered either personally, by telecopy or by United States certified mail, postage prepaid, addressed to the parties as follows:

RentX:                            RentX Industries, Inc.
                                  6000 East Evans, Suite 2-300
                                  Denver, Colorado  80222
                                  Attention:  President
                                  Telecopy:  (303) 512-2000

Trustee:                          Richard M. Tyler
                                  BACE Industries, LLC
                                  1522 Blake Street
                                  Denver, Colorado 80202
                                  Telecopy:  (303) 620-9016

 The Shareholder:                 To the Shareholder as set forth below the
                                  Shareholder's name on the signature pages hereto

Any party may change its address for the purpose of this Agreement by giving notice to the other parties in the manner stated in this Section.

         Section 11. Successors and Assigns. This Agreement shall inure to the benefit of and shall be binding upon the respective successors and assigns of the parties and their personal representatives. In the event the Trustee, or any successor Trustee, dies, refuses or becomes unable to act or ceases to be employed or is removed as Trustee by RentX, each as determined by the Board of Directors of RentX, the Board shall appoint a successor who shall be vested with all the rights, powers, duties, and obligations of the Trustee. RentX shall give notice to the Shareholder of the identity and address of the successor Trustee. This Agreement shall not terminate, lapse or be otherwise effected by any of the events or actions contemplated by this Section and the successor Trustee shall for all purposes be the record owner of the Voting Trust Shares, even though they may continue to be registered in the name of a former Trustee.

         Section 12. Filing of Agreement. Immediately following the execution of this Agreement the Trustee shall file a copy thereof in the registered office of RentX in Delaware.

         Section 13. Choice of Forum. The parties irrevocably agree that all litigation, proceedings, actions, claims, disputes and differences arising out of or relating to this Agreement shall be litigated in a state or federal court of competent jurisdiction sitting within the area comprising the State of Delaware, and the parties submit to the exclusive jurisdiction of any state or federal court of competent jurisdiction sitting within the area comprising the State of Delaware in relation to any such litigation, proceeding, action, claim, dispute or difference.

         Section 14. Entire Agreement; Modification. This Agreement and its Exhibit A constitute the entire agreement among the parties and supersede all prior negotiations, agreements and understandings, oral and written, among the parties hereto with respect to the subject matters hereof. No modification of this Agreement shall be valid unless made in writing and signed by the parties hereto.

         Section 15. Governing Law. THIS AGREEMENT SHALL BE CONSTRUED AND INTERPRETED AND THE RIGHTS GRANTED HEREIN GOVERNED BY THE INTERNAL LAW, AND NOT THE LAW OF CONFLICTS, OF THE STATE OF DELAWARE.

         This Agreement is dated, with respect to a particular Shareholder, as of the date set forth opposite such Shareholder's name below.

                                      RentX Industries, Inc.


Dated:                                By:
      ----------------------------       -----------------------------------
                                         Its:
                                             -------------------------------


                                      TRUSTEE


Dated:
      ----------------------------    --------------------------------------

                                      ----------------------
                                      SHAREHOLDER:



Dated:
      ----------------------------    --------------------------------------
                                      Name:
                                           ---------------------------------
                                      No. of Shares:
                                                    ------------------------
                                      Address, including telecopy if applicable:

                                      --------------------------------------
                                      --------------------------------------
                                      --------------------------------------
                                      --------------------------------------

                                                                       EXHIBIT A
                            VOTING TRUST CERTIFICATE

                            RENTX INDUSTRIES, INC.,
                             A DELAWARE CORPORATION
Voting Trust                                                __________ Shares of
Certificate No. __________                                  Class B Common Stock

         This certifies that ____________ has transferred ____________ shares of nonvoting Class B Common Stock, $.01 par value, of RentX Industries, Inc., a Delaware corporation ("RentX"), to ____________________, as trustee (the "Trustee"), under and subject to the provisions of the Voting Trust Agreement dated ________________, _____ among RentX, the Trustee (or the Trustee's predecessor), and the Shareholder (as defined in the Voting Trust Agreement). The holder of this Certificate takes this Certificate and the interests it represents subject to all the terms and conditions of the Voting Trust Agreement, and acknowledges that no voting rights shall pass to the holder hereof by virtue of the ownership of this Certificate. The Voting Trust Agreement is available for inspection at RentX's registered office, _______________________________, Delaware during normal business hours.

         This Certificate and the shares and interests it represents are subject to, and are transferable only on compliance with, a Nonqualified Stock Option Agreement dated as of _______________, 199_ between RentX and the Certificate holder, a copy of which is on file with, and may be obtained from RentX. Further, this Certificate and the shares and interests it represents are transferable only on the books maintained by the Trustee for such purpose at the principal office of the Trustee by the holder of this Certificate, in person or by duly authorized attorney, upon the presentation and surrender of this Certificate; and until so transferred the Trustee may treat the registered holder of this Certificate as the absolute owner hereof for all purposes. Upon the termination of the Voting Trust Agreement this Certificate shall be surrendered to the Trustee by the holder hereof in exchange for the transfer to such holder of the number of shares of stock represented by this Certificate as provided in the Voting Trust Agreement.

         RentX will furnish to the Certificate holder, upon request and without charge, a full statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of RentX stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights, so far as the same have been fixed and determined.

         The securities represented by this Certificate have not been registered under the Securities Act of 1933 or under any state securities laws. Such securities may not be offered for sale, sold, or otherwise transferred except pursuant to an effective registration statement under such Act and all applicable state securities laws or pursuant to an exemption from registration under such Act and all applicable state securities laws, the availability of which is to be established to the satisfaction of RentX, by opinion of counsel or otherwise.

         The Trustee has executed this Certificate on            ,     .
                                                      -------- --  ----

                                  ---------------------------------------------
                                  (Signature of Trustee)

                                  ---------------------------------------------
                                  (Name of Trustee)

          [FORM OF ASSIGNMENT FOR REVERSE OF VOTING TRUST CERTIFICATE]


          For valued received, _______________________________ hereby sells, assigns and transfers unto __________________________________, the within
Voting Trust Certificate and all rights and interests represented thereby, and does hereby irrevocably constitute and appoint _______________________ attorney to transfer such Voting Trust Certificate on the books of the within named Trustee with full power of substitution in the premises.

          DATED:
                -----------------------------------------------:



                                      -----------------------------------------





                                      -2-